EXHIBIT 24.1
POWER OF ATTORNEY
     James S. Tisch hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ James S. Tisch	Chief Executive Officer	February 1, 2007
James S. Tisch	& Chairman of the Board

EXHIBIT 24.1
POWER OF ATTORNEY
     Lawrence R. Dickerson hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Lawrence R. Dickerson	Director, President and	February 1, 2007
Lawrence R. Dickerson	Chief Operating Officer

EXHIBIT 24.1
POWER OF ATTORNEY
     Gary T. Krenek hereby designates and appoints William C. Long as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorney-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Gary T. Krenek	Senior Vice President and	February 1, 2007
Gary T. Krenek	Chief Financial Officer

EXHIBIT 24.1
POWER OF ATTORNEY
     Beth G. Gordon hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as her attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Beth G. Gordon	Controller	February 1, 2007
Beth G. Gordon

EXHIBIT 24.1
POWER OF ATTORNEY
     Alan R. Batkin hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Alan R. Batkin	Director	February 1, 2007
Alan R. Batkin

EXHIBIT 24.1
POWER OF ATTORNEY
     John R. Bolton hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ John R. Bolton	Director	February 5, 2007
John R. Bolton

EXHIBIT 24.1
POWER OF ATTORNEY
     Charles L. Fabrikant hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Charles L. Fabrikant	Director	February 1, 2007
Charles L. Fabrikant

EXHIBIT 24.1
POWER OF ATTORNEY
     Paul G. Gaffney II hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for his and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Paul G. Gaffney II	Director	February 1, 2007
Paul G. Gaffney II

EXHIBIT 24.1
POWER OF ATTORNEY
     Herbert C. Hofmann hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Herbert C. Hofmann	Director	February 1, 2007
Herbert C. Hofmann

EXHIBIT 24.1
POWER OF ATTORNEY
     Arthur L. Rebell hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Arthur L. Rebell	Director	February 1, 2007
Arthur L. Rebell

EXHIBIT 24.1
POWER OF ATTORNEY
     Raymond S. Troubh hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Raymond S. Troubh	Director	February 1, 2007
Raymond S. Troubh